                                                                    EXHIBIT 10.5

                              SUBSIDIARY GUARANTEE

          GUARANTEE, dated as of January 30, 1998, made by National Mortgage Sales Corporation, a Colorado corporation (the "Guarantor"), a subsidiary of
                                                ---------
National Mortgage Corporation ("NMC" or the "Borrower") (formerly Mortgage
                                ---          --------
Servicing Acquisition Corporation) in favor of Greenwich Capital Financial Products, Inc. ("GCFP"), a Delaware corporation, Greenwich Capital Markets, Inc.
                 ----
("GCM"), a Delaware corporation, and ContiTrade Services, L.L.C. ("CTS"), a
  ---                                                              ---
Delaware limited liability company (each one, a "Lender" and, collectively, the "Lenders") parties to the various Financing Agreements as referred to below.
 -------

                                    RECITALS

          Reference is hereby made to the following agreement:

          (i) The Amended and Restated Loan and Security Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Warehouse Agreement"), by and among the Borrower and GCFP,
                   -------------------
     (in such capacity, the "Warehouse Lender");
                             ----------------

          (ii) The Amended and Restated Custodial Agreement, dated as of June 30 1997 (as amended, supplemented or otherwise modified from time to time, the "Custodial Agreement"), by and among the Borrower, Chase Bank of Texas,
          -------------------
     N.A. (formerly Texas Commerce Bank National Association), as custodian for the Lender pursuant to the Warehouse Agreement (in such capacity, the "Custodian"), and GCFP (in such capacity, the "Warehouse Lender");
      ---------                                     ----------------

          (iii) The Residual and Working Capital Financing Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Residual Agreement") by and among the Borrower, CTS, as the
                   ------------------
     agent and a lender, (in such capacity, a "Residual Lender") and GCM (in
                                               ---------------
     such capacity, a "Residual Lender") (collectively, the "Residual Lenders");
                       ---------------                       ----------------

          (iv) The Subordinated Debt Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Subordinated Debt Agreement") by and between the Borrower and CTS (in such
      ---------------------------
     capacity, the "Subordinated Debt Lender");
                    ------------------------

          (vi) The Intercreditor and Subordination Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement) among the Borrower, CTS, as a lender, and
          -----------------------
     GCM, as a lender, (together with GCFP, the "Lenders").
                                                 -------

          The Borrower and the Warehouse Lender are parties to the Warehouse Agreement, pursuant to which the Borrower has obtained financing from the Warehouse Lender to provide interim funding for the origination and acquisition of certain Mortgage Loans (as defined therein), which Mortgage Loans secure Advances (as so defined).

          The Borrower has created a non-REIT subsidiary, National Mortgage Sales Corporation, a Colorado corporation, ("NMSC"), ninety-five percent of the
                                             ----
common stock of which is owned by the Borrower and which has entered into the Mortgage Loan Flow Contribution and Subservicing Agreement (the "Contribution
                                                                 ------------
Agreement"), dated as of January 30, 1998, between the Borrower and NMSC,
---------
pursuant to which the Borrower shall make a capital contribution of certain of the Mortgage Loans it currently holds to NMSC and shall continue to make such capital contributions from time to time of certain of the Mortgage Loans it hereafter acquires, through origination or otherwise.

          It is the intent of the Borrower and the Warehouse Lender that the Mortgage Loans remain subject to a security interest in favor of the Warehouse Lender and continue to be used in the calculation of the Borrowing Base (as defined in the Warehouse Agreement), and that such Mortgage Loans constitute Primary Warehouse Loan Collateral (as defined in the Intercreditor Agreement) notwithstanding the transfer of such Mortgage Loans to NMSC. Further, the Lenders agree that any recovery under this Guarantee that is not deemed Primary Warehouse Loan Collateral shall be distributed as Primary Residual Loan Collateral, according to the Intercreditor Agreement, and each Lender shall have the right to demand contribution from the other Lenders to the extent permitted under the Intercreditor Agreement.

          To induce the several Lenders to amend the Intercreditor Agreement, and to induce the Warehouse Lender to amend the Warehouse Agreement and the Custodial Agreement, (i) the Guarantor shall execute a Security Agreement whereby it pledges all of its interests in all Mortgage Loans to the Warehouse Lender, (ii) the Guarantor shall this Guarantee whereby it guarantees the borrowings of the Borrower under the Financing Agreements and (iii) the Pledgors (as defined in the Pledge Agreement) shall execute the Pledge Agreement whereby they pledge all of their respective interests in the stock of the Borrower.

          NOW, THEREFORE, in consideration of the premises and to guarantee the obligations of the Borrower granted pursuant to the Financing Agreements, the Guarantor hereby agrees with the Warehouse Lender, for the ratable benefit of the Lenders, as follows:

          1.  DEFINED TERMS.  (a)  Unless otherwise defined herein, terms
              -------------
defined in the Warehouse Agreement and used herein shall have the meanings given to them in the Warehouse Agreement.

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (d)  The following terms shall have the following meanings:

          "`Notes' shall mean the Notes as defined in the Warehouse Agreement,
            -----
the Secured Notes as defined in the Residual Agreement and the Secured Notes as defined in the Subordinated Debt Agreement (each one, a "Note").
                                                         ----

          `Obligations' shall mean the following obligations now existing or
           -----------
hereafter acquired:

          (i)    the Secured Obligations as defined in the Warehouse Agreement;

          (ii) the repayment of principal and interest on any Residual Advance (as defined in the Residual Agreement) and all other amounts owing to the Lenders pursuant to the Residual Agreement with respect to Residual Advances;

          (iii) the repayment of principal and interest on any Working Capital Advance (as defined in the Residual Agreement) and all other amounts owing to the Lenders pursuant to the Residual Agreement with respect to Working Capital Advances; and

          (iv) the repayment of principal and interest on any amounts outstanding under the Subordinated Debt Agreement and all other amounts owing to the lender of Subordinated Debt Agreement pursuant to the Subordinated Debt Agreement.

          2.  GUARANTEE.  (a)  Subject to the provisions of Section 2(b), the
              ---------
Guarantor hereby, absolutely, unconditionally and irrevocably, guarantees to the Lenders, for the ratable benefit of such Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. This is a guaranty of payment and not of collection.

          (b) Anything herein or in any other Guarantor Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Guarantor Documents shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of debtors.

          (c) The Guarantor further agrees to pay on demand any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by any Lender in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

          (d) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of any Lender hereunder.

          (e) No payment or payments made by the Borrower, the Guarantor or any other Person or received or collected by any Lender from the Borrower, the Guarantor, or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Obligations are paid in full.

          (f) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to any Lender on account of its liability hereunder, it will notify the Lenders in writing that such payment is made under this Guarantee for such purpose.

          3.  RIGHT OF SET-OFF.  Upon the occurrence of any Event of Default,
              ----------------
the Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Guarantor to such Lender hereunder and claims of every nature and description of such Lender against the Guarantor, in any currency, whether arising hereunder, under any Financing Agreement, any Note, any Secured Note, any Guarantor Document or otherwise, as such Lender may elect, whether or not any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender shall notify the Guarantor promptly of any such set-off and the application made by such Lender , provided
                                                                       --------
that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have and are subject to Section 5 of the Intercreditor Agreement.

          4.  NO SUBROGATION.  Notwithstanding any payment or payments made by
              --------------
the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of any Lender against the Borrower or the Guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to the Lenders by the Borrower on account of the Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Lenders in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Lenders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lenders may determine.

          5.  AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF
              -----------------------------------------------------------
RIGHTS. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Lender, and the respective Financing Agreement, the other Guarantor Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, any Lender may, but shall be under no obligation to, make a similar demand on the Borrower, the Guarantor or any other guarantor, and any failure by any Lender to make any such demand or to collect any payments from the Borrower, the Guarantor or guarantor or any release of the Borrower, the Guarantor or guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made or the Guarantor not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          6.  GUARANTEE ABSOLUTE AND UNCONDITIONAL.  The Guarantor waives any
              ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and the Guarantor, on the one hand, and among the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of any of the Financing Agreements, any Note or any other Guarantor Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lenders against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full, notwithstanding that from time to time during the term of any individual Financing Agreement the Borrower may be free from any Obligations.

          7.  REINSTATEMENT.  This Guarantee shall continue to be effective, or
              -------------
be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          8.  PAYMENTS.  The Guarantor hereby guarantees that payments hereunder
              --------
will be paid to the Lenders without set-off or counterclaim in U.S. Dollars at the office of the Warehouse Lender specified in Section 11.02 of the Warehouse Agreement. The Warehouse Lender shall distribute such payments pursuant to the Intercreditor Agreement.

          9.  REPRESENTATIONS AND WARRANTIES.  The Guarantor hereby represents
              ------------------------------
and warrants that:

          (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

          (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Guarantor Documents to which is a party, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee and the other Guarantor Documents to which is a party;

          (c) this Guarantee and each of the other Guarantor Documents to which the Guarantor is a party has been duly executed and delivered on behalf of the Guarantor, and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered on a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          (d) the execution, delivery and performance of this Guarantee and the other Guarantor Documents to which the Guarantor is a party will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor (other than Liens created by the Guarantor Documents in favor of the Lenders);

          (e) no consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee or the other Guarantor Documents to which the Guarantor is a party, except any such consent that has been obtained;

The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by the Borrower under the Financing Agreements on and as of such date of borrowing as though made hereunder on and as of such date.

          10. COVENANTS.  The Guarantor hereby covenants and agrees with the
              ---------
Lenders that, from and after the date of this Guarantee until the Obligations are paid in full:

          (a) Changes in Locations, Name, etc.  The Guarantor shall not (i)
              -------------------------------
change the location of its chief executive office/chief place of business from that specified in Section 12 of the Security Agreement or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Warehouse Lender at least 30 days prior written notice thereof and shall have delivered to the Warehouse Lender all Uniform Commercial Code financing statements and amendments thereto as the Warehouse Lender shall request and taken all other actions deemed necessary by the Warehouse Lender to continue its perfected status in the Collateral with the same or better priority.

          (b) Other Information.  The Guarantor shall furnish to the Warehouse
              -----------------
Lender, as soon as available, copies of any and all proxy statements, financial statements and reports which the Guarantor sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements filed with the Securities and Exchange Commission, any Governmental Authority which supervises the issuance of securities by the Guarantor.

          11. AUTHORITY OF THE LENDERS.  The Guarantor acknowledges that the
              ------------------------
rights and responsibilities of the Lenders under this Guarantee with respect to any action taken by the Lenders or the exercise or non-exercise by the Lenders of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as among the Lenders, be governed by the Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between any Lender and the Guarantor, such Lender shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

          12.  NOTICES.  All notices, requests and demands to or upon any Lender
               -------
or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered to the intended recipient by hand or
(2) if given by mail, when received by the intended recipient, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

          (a) if to the Lenders, at the addresses or transmission numbers for notices provided in Section 11.02 of the Warehouse Agreement; Section 11.01 of the Residual Agreement; and Section 10.01 of the Subordinated Debt Agreement.

          (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

          Each Lender and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

          13.  SEVERABILITY.  Any provision of this Guarantee which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14.  INTEGRATION.  This Guarantee represents the agreement of the
               -----------
Guarantor with respect to the subject matter hereof and there are no promises or representations by any Lender relative to the subject matter hereof not reflected herein.

          15.  AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES.
               -----------------------------------------------------

          (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lenders, provided that any provision of this
                                           --------
Guarantee may be waived by the Lenders in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lenders.

          (b) No Lender shall by any act (except by a written instrument pursuant to Section 15(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lenders would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          16.  SECTION HEADINGS.  The section headings used in this Guarantee
               ----------------
are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          17.  SUCCESSORS AND ASSIGNS.  This Guarantee shall be binding upon the
               ----------------------
successors and assigns of the Guarantor and shall inure to the benefit of the Lenders and their successors and assigns.

          18.  GOVERNING LAW.  THIS GUARANTEE SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          19.  SUBMISSION TO JURISDICTION; WAIVERS.  The Guarantor hereby
               -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Guarantor Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address set forth under its signature below or at such other address of which the Lenders shall have been notified pursuant hereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          20.  ACKNOWLEDGMENTS.  The Guarantor hereby acknowledges that:
               ---------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Guarantor Documents to which it is a party;

          (b) no Lender has any fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Guarantee or any of the other Guarantor Documents to which it is a party, and the relationship between the Guarantor and the Borrower, on one hand, and among the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Guarantor Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantor, the Borrower, any other party to a Financing Agreement and the Lenders.

          21.  WAIVERS OF JURY TRIAL.  THE GUARANTOR HEREBY IRREVOCABLY AND
               ---------------------
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                            NATIONAL MORTGAGE SALES CORPORATION



                                            By:_________________________________
                                               Name:
                                               Title:

                                            Address for Notices:

                                            Harlequin Plaza, Suite 330S
                                            7600 East Orchard Road
                                            Englewood, Colorado  80111-4943
                                            Attention:  President
                                            Fax:  (303) 741-8131

                                            With a copy to:

                                            Howard J. Glicksman, Esq.
                                            Plaza Tower One, Suite 1200
                                            6400 South Fiddler's Green Circle
                                            Englewood, Colorado  80111
                                            Fax:  (303) 741-2630

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